UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	98-0608404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 West 52nd Street, 7th Floor, New York, NY USA 10019
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 1-844-689-3939

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 18, 2017, Anavex Life Sciences Corp., a Nevada corporation (the “Company”), held a special meeting of stockholders (the “Meeting”) as prescribed in the Proxy Statement filed by the Company with the Securities and Exchange Commission on March 10, 2017. At the Meeting, five proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Christopher Missling, Ph.D., Athanasios Skarpelos, Bernd Metzner, Ph.D., Elliot Favus, M.D., Steffen Thomas, Ph.D., and Peter Donhauser, D.O. for terms until the next annual meeting of stockholders or until each such director’s successor shall have been duly elected and qualified. The stockholders elected each of the six directors by the following votes:

Director	Votes For	Votes Withheld	Broker Non-Votes
Christopher Missling, Ph.D.	20,994,287	143,387	11,605,706
Athanasios Skarpelos	20,402,917	734,757	11,605,706
Bernd Metzner, Ph.D.	20,045,674	1,092,000	11,605,706
Elliot Favus, M.D.	20,987,992	149,682	11,605,706
Steffen Thomas, Ph.D.	20,423,109	714,565	11,605,706
Peter Donhauser, D.O.	20,989,746	147,928	11,605,706

Proposal No. 2: Regarding a vote to amend the Company’s Articles of Incorporation to authorize up to 10,000,000 shares of preferred stock of the Company, par value $0.001 per share. The stockholders did not submit enough affirmative votes to approve the amendment of the Company’s Articles of Incorporation as set forth in this proposal with respect to authorizing 10,000,000 shares of preferred stock of the Company as follows:

Votes For	18,659,912
Votes Against	2,218,830
Abstentions	258,932
Broker Non-Votes	11,605,706

Proposal No. 3: The approval of a Shareholder Rights Plan. The stockholders approved the adoption of a Stockholder Rights Plan as follows:

Votes For	19,895,990
Votes Against	1,177,192
Abstentions	64,492
Broker Non-Votes	11,605,706

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm. The stockholders ratified BDO USA, LLP as the Company’s independent registered public accounting firm as follows:

Votes For	32,456,763
Votes Against	93,762
Abstentions	192,855

Proposal No. 5: Approval of Issuance of Common Stock. The stockholders approved the issuance of common stock of the Company under the Purchase Agreement dated October 21, 2015, by and between the Company and Lincoln Park Capital Fund, LLC as follows:

Votes For	20,092,854
Votes Against	786,722
Abstentions	258,098
Broker Non-Votes	11,605,706

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer

Date: April 21, 2017